EXHIBIT 23.1

CONSENT OF KPMG LLP

The Board of Directors
Netflix, Inc.:

We consent to the use of our “Form of Independent Auditors’ Report” included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/S/    KPMG LLP

Mountain View, California
May 6, 2002